Exhibit 10(i)

SIXTH AMENDMENT

OF THE

NORTHERN TRUST CORPORATION

SUPPLEMENTAL PENSION PLAN

WHEREAS, the Northern Trust Corporation (the “Corporation”) sponsors the Northern Trust Corporation Supplemental Pension Plan, as amended and restated effective as of July 20, 1999, (the “Plan”); and

WHEREAS, pursuant to Section 6.1 of the Plan, the Corporation has the right to amend the Plan when the Corporation deems such amendment to be advisable; and

WHEREAS, the Corporation deems it advisable to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	To delete Section 1.9(b) of the Plan in its entirety, and to substitute the following new Section 1.9(b) therefor:

“(b)	(i)	January 1, 2002 through April 30, 2004: Any amounts of the cash portion of performance-based incentive compensation awarded on or after January 1, 2002 through April 30, 2004 under the Northern Trust Corporation Annual Performance Plan, the Northern Trust Corporation Management Performance Plan and the Specialized Incentive Plan, the receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred;

	(ii)	May 1, 2004 and thereafter: Any amounts of the cash portion of performance-based incentive compensation awarded on or after May 1, 2004 under the Northern Trust Corporation Management Performance Plan or as Northern Performance Incentives, Northern Sales Incentives and/or Northern Technical Incentives under the Northern Partners Incentive Plan, the receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred; and”

2.	To delete Section 1.10(b) of the Plan in its entirety and to substitute the following new Section 1.10(b) therefor:

“(b)	(i)	January 1, 2002 through April 30, 2004: Any amounts of the cash portion of performance-based incentive compensation awarded on or after January 1, 2002 through April 30, 2004 under the Northern Trust Corporation Annual Performance Plan, the Northern Trust Corporation Management Performance Plan and the Specialized Incentive Plan, the

receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred;

(ii)	May 1, 2004 and thereafter: Any amounts of the cash portion of performance-based incentive compensation awarded on or after May 1, 2004 under the Northern Trust Corporation Management Performance Plan or as Northern Performance Incentives, Northern Sales Incentives and/or Northern Technical Incentives under the Northern Partners Incentive Plan, the receipt of which is deferred under the Northern Trust Corporation Deferred Compensation Plan, will be taken into account as Compensation as if such amounts were not so deferred; and”

IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf this 30th of April 2004, effective May 1, 2004.

NORTHERN TRUST CORPORATION

By:	/s/ Timothy P. Moen
Name:	Timothy P. Moen
Title:	Executive Vice President and Human Resources Department Head